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Exhibit 25.2

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF
A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
A TRUSTEE PURSUANT TO SECTION 305(b)(2)

JPMORGAN CHASE BANK
(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a national bank)	13-4994650 (I.R.S. employer identification No.)
270 Park Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

Thomas F. Godfrey
Vice President and Assistant General Counsel
JPMorgan Chase Bank
1 Chase Manhattan Plaza, 25th Floor
New York, NY 10081
Telephone: (212) 552-2192
(Name, address and telephone number of agent for service)

Cornell Companies, Inc.
(Exact name of obligor as specified in its charter)

See Table of Guarantors Below

Texas (State or other jurisdiction of incorporation or organization)	76-0433642 (I.R.S. employer identification No.)
1700 West Loop South, Suite 1500 Houston, Texas (Address of principal executive offices)	77027 (Zip Code)

Guarantees Relating to the 10 3/4% Senior Notes due 2012
(Title of the indenture securities)

Table of Guarantors

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
CCG I Corporation	Delaware	8744	76-0544498
Cornell Abraxas Group, Inc.	Delaware	8744	76-0545741
Cornell Companies Administration, LLC	Delaware	8744	None
Cornell Companies Management, LP	Delaware	8744	76-0700116
Cornell Companies Management Holdings, LLC	Delaware	8744	74-3024864
Cornell Companies Management Services, Limited Partnership	Delaware	8744	76-0700115
Cornell Corrections Management, Inc.	Delaware	8744	74-2650655
Cornell Corrections of Alaska, Inc.	Alaska	8744	76-0578707
Cornell Corrections of California, Inc.	California	8744	94-2411045
Cornell Corrections of Rhode Island, Inc.	Delaware	8744	74-2650654
Cornell Corrections of Texas, Inc.	Delaware	8744	74-2650651
Cornell International, Inc.	Delaware	8744	None
Cornell Interventions, Inc.	Illinois	8744	74-2918981
WBP Leasing, Inc.	Delaware	8744	76-0546892

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GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a)   Name and address of each examining or supervising authority to which it is subject.

    New York State Banking Department, State House, Albany, New York 12110.

    Board of Governors of the Federal Reserve System, Washington, D.C., 20551

    Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, New York

    Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b)   Whether it is authorized to exercise corporate trust powers.

    Yes.

Item 2. Affiliations with the Obligor and Guarantors.

        If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

    None.

Items 3 through 15, inclusive, are not applicable by virtue of T-1 General Instruction B.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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Item 16. List of Exhibits

        List below all exhibits filed as a part of this Statement of Eligibility.

        1.     A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

        2.     A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

        3.     None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4.     A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

        5.     Not applicable.

        6.     The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

        7.     A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.     Not applicable.

        9.     Not applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the 1st day of September, 2004.

JPMORGAN CHASE BANK
By
/s/ REBECCA S. NEWMAN

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Table of Guarantors
GENERAL
SIGNATURE